SIMMONS FIRST NATIONAL CORPORATION

NASDAQ-GS: SFNC

Acquisition of Metropolitan National Bank

September 12, 2013

Metropolitan National Bank
Nearby & Neighborly®

Forward-Looking Statement

Statements contained in this presentation that are not historical facts should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company's stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its Common Stock on favorable terms and other risk factors. Forward looking statements regarding the Metropolitan National Bank acquisition are based on currently available information. Actual results could differ materially after the consummation of this acquisition. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

Strategic Acquisition

Financially Attractive

- Double digit EPS accretion
- Strategic deployment of our excess capital
- Internal rate of return greater than 25%
- Accretive to tangible book value in ~3 years
- Pro forma total assets of $4.4 billion

Low Risk Profile

- In market transition
- Familiar customer base
- Comprehensive due diligence process
- Strong pro forma capital ratios

Strategic Value

- Expands market share in Little Rock and Northwest Arkansas
- Enter new Central Arkansas growth markets of Benton, Bryant, Cabot and Maumelle
- Attractive market demographics

Transaction Overview

Structure	Simmons First to acquire 100% of Metropolitan National Bank's (MNB) stock through section 363 bankruptcy. MNB will be merged into the lead bank (Simmons First National Bank). MNB's holding company will **NOT** be acquired.
Purchase Price	$53.6 million in cash
Required Approval	Customary regulatory approval
Expected Closing	4th Quarter 2013

Key Transaction Assumptions

Cost Savings	**35%** of MNB's core non-interest expense • ~$15 million pre-tax • Phased-in: 60% in first year & 100% thereafter
One-time Merger Related Cost	~$8.8 million pre-tax
Loan Mark	**$34.5 million or 7.1% of loans** • 1.2x Nonperforming Loans (includes TDRs) as of Q2 2013
OREO Mark	$25.4 million or 35%
Fixed Asset Mark	$24.5 million
Short-term Funding	$46 million unsecured holding company debt, 18 months at 3.25% floating rate
Operation	MNB and SFB-Northwest Arkansas will be merged into the lead bank (Simmons First National Bank)
System Conversion	Expected in April 2014

Financial Impact

- **Significant EPS Accretion:**
  - **2014:** **~25%**
  - **2015:** **~35%** *(first full year post conversion)*

- **Internal Rate of Return ~27%**

- **Estimated TBV Impact:**
  - Earn back period ~3 years

- **Pro Forma Capital:**

– TCE / TA	7.14%
– Tier 1 Leverage Ratio	8.03%
– Tier 1 Risk-Based Capital Ratio	13.38%
– Total Risk-Based Capital Ratio	14.45%

Metropolitan Highlights

Metropolitan National Bank
Nearby & Neighborly®

Financial Highlights:

- Assets - $991 million
- Loans - $484 million
- Deposits - $862 million
  - Noninterest Bearing deposits of 17%
- Equity - $62 million (Tier 1 Leverage Ratio = 6.46%)

Franchise Highlights:

- Strong retail base (89,000 non-time customer accounts)
- Ability to cross-sell SFNC products (Credit Card, Trust and Cash Management)
  - MNB has $370 million in Trust assets under management
- Familiar customer base and markets
- Branches – 45 *(Central and Northwest Arkansas)*
  - Headquarters in Little Rock, AR
  - #7 Market Share in Little Rock MSA
- Named **"Best Bank"** by readers of Arkansas Times for 14 Consecutive Years

Strong Demographics

5 Year Population Growth %
(2013 – 2017)


6.0%
4.0%
2.0%
0.0%
1.6%
5.1%
3.5%
2.4%
SFNC
Metropolitan National
Arkansas
Pro Forma

Projected Median Household Income $
(2017)


$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$44,722
$51,400
$43,116
$46,289
SFNC
Metropolitan National
Arkansas
Pro Forma

Source: SNL Financial

Little Rock MSA Expansion

Rank	Bank	Branches	Deposits ($mm)	Market Share %
1	Bank of America	14	2,368,765	16.98
2	Regions	34	2,077,476	14.89
3	Home BancShares	39	1,511,158	10.83
4	First Security	27	1,360,400	9.75
	Pro Forma	**44**	**1,032,398**	**7.40**
5	Arvest Bank	24	860,350	6.17
6	Bank of the Ozarks	26	859,725	6.16
7	**Metropolitan National Bank**	**33**	**817,018**	**5.86**
13	**Simmons First National Corp.**	**11**	**215,380**	**1.54**
	Market Totals	**342**	**13,951,043**	**100.00**



Vilonia
Mayflower
Camp Robinson Military Reserve
Lake Maumelle
Jacksonville
Iron Springs
England
Haskell
Redfield
Pine Bluff Arsenal
Pine Bluff
US-167 N
US-270 E
Metropolitan National Branches
SFNC Branches

9 out of 10 top employers in Arkansas are headquartered in the Little Rock MSA

Source: SNL Financial and Company documents
Deposit data as of June 30, 2012

Arkansas Deposit Market Share

2012 Rank	Institution (ST)	2012 Number of Branches	2012 Total Deposits in Market ($000)	2012 Total Market Share (%)
1	Arvest Bank	117	6,724,862	12.62
2	Regions	97	4,277,471	8.03
	HOMB\Liberty Pro Forma	95	3,899,559	7.32
	SFNC\MNB Pro Forma	**113**	**3,457,934**	**6.49**
3	First Security	71	3,252,212	6.10
4	Bank of America	26	2,850,751	5.35
5	**Simmons First National Corp**	**68**	**2,566,061**	**4.82**
6	Liberty Bank	46	2,142,608	4.02
7	Home BancShares	49	1,756,951	3.30
8	BancorpSouth	53	1,736,643	3.26
9	Bank of the Ozarks	66	1,586,278	2.98
10	First Bank Corp	24	1,208,520	2.27
13	**Metropolitan National Bank**	**45**	**891,873**	**1.67**

Source: SNL Financial and Company documents
Deposit data as of June 30, 2012

Pro Forma Loan Composition

SFNC



8.6%
23.7%
3.3%
13.3%
14.6%
8.5%
28.0%
Construction & Land
1-4 Family
Multi-Family
CRE - Owner-Occupied
CRE - Income Producing
C&I
Consumer & Other

Loans ($000)		
Construction & Land	$162,377	8.6%
1-4 Family	448,582	23.7%
Multi-Family	62,383	3.3%
CRE - Owner-Occupied	251,405	13.3%
CRE - Income Producing	276,275	14.6%
C&I	160,458	8.5%
Consumer & Other	$530,605	28.0%
Total	$1,892,085	100.0%

Yield on Total Loans:	6.27%

Metropolitan



12.2%
22.5%
9.4%
11.9%
26.9%
13.8%
3.2%
Construction & Land
1-4 Family
Multi-Family
CRE - Owner-Occupied
CRE - Income Producing
C&I
Consumer & Other

Loans ($000)		
Construction & Land	$58,898	12.2%
1-4 Family	109,135	22.5%
Multi-Family	45,453	9.4%
CRE - Owner-Occupied	57,851	11.9%
CRE - Income Producing	130,317	26.9%
C&I	67,030	13.8%
Consumer & Other	15,703	3.2%
Total	$484,387	100.0%

Yield on Total Loans:	4.98%

Pro Forma(1)



9.3%
23.5%
4.5%
13.0%
17.1%
9.6%
23.0%
Construction & Land
1-4 Family
Multi-Family
CRE - Owner-Occupied
CRE - Income Producing
C&I
Consumer & Other

Loans ($000)		
Construction & Land	$221,275	9.3%
1-4 Family	557,717	23.5%
Multi-Family	107,836	4.5%
CRE - Owner-Occupied	309,256	13.0%
CRE - Income Producing	406,592	17.1%
C&I	227,488	9.6%
Consumer & Other	546,308	23.0%
Total	$2,376,472	100.0%

Yield on Total Loans	6.01%

(1) Excludes purchase accounting adjustments
Source: SNL Financial
Note: Data as of June 30, 2013

Pro Forma Deposit Composition

SFNC


12.5%
20.1%
16.6%
13.3%
37.5%
Non-Interest Bearing
Other Transaction
Savings & MMDA
Retail CDs
Jumbo CDs

Deposits ($000)		
Non-Interest Bearing	$564,493	20.1%
Other Transaction	374,120	13.3%
Savings & MMDA	1,055,242	37.5%
Retail CDs	467,778	16.6%
Jumbo CDs	351,486	12.5%
Total	$2,813,119	100.0%

Cost of Total Deposits:	0.29%

Metropolitan


3.3%
17.4%
0.8%
36.4%
42.0%
Non-Interest Bearing
Other Transaction
Savings & MMDA
Retail CDs
Jumbo CDs

Deposits ($000)		
Non-Interest Bearing	$150,025	17.4%
Other Transaction	7,264	0.8%
Savings & MMDA	362,509	42.0%
Retail CDs	313,976	36.4%
Jumbo CDs	28,679	3.3%
Total	$862,453	100.0%

Cost of Total Deposits:	0.41%

Pro Forma(1)


10.3%
19.4%
21.3%
10.4%
38.6%
Non-Interest Bearing
Other Transaction
Savings & MMDA
Retail CDs
Jumbo CDs

Deposits ($000)		
Non-Interest Bearing	$714,518	19.4%
Other Transaction	381,384	10.4%
Savings & MMDA	1,417,751	38.6%
Retail CDs	781,754	21.3%
Jumbo CDs	380,165	10.3%
Total	$3,675,572	100.0%

Cost of Total Deposits:	0.32%

(1) Excludes purchase accounting adjustments
Source: SNL Financial
Note: Data as of June 30, 2013

Credit Due Diligence

- Comprehensive credit due diligence process to review Metropolitan's loan and OREO portfolios
- Experienced loan review team, which has a good understanding of borrowers and local markets
- Excellent cooperation of MNB's management team
- 74% of loans were reviewed (based on outstandings)
- 100% of OREO balances were reviewed, with OREO mark of 35% of book value
- The majority of credits and OREO are within the state of Arkansas
- Improving credit metrics over the last couple of years
- MNB sold $32 million of nonperforming assets in Q4 2012

Proven Acquirer and Integrator


1998
American Bancshares
of Arkansas
Assets: $87M
1999
NBC Bank Corp.
Assets: $143M
1995
DSB Bancshares, Inc.
Assets: $20M
2000
Acquired 8 branches
from First Financial
Banc Corporation
Deposits: $71M
2003
Acquired 9 branches
from Union Planters
Corporation
Assets: $116M
Deposits: 130M
2010
Two FDIC
Acquisitions
Springfield, MO
& Kansas
Assets: $580M
2013
MNB
Little Rock, AR
Assets: $991M
1995
2000
2005
2010
2011
2012
2013
1995
Dumas Bancshares, Inc.-
First State Bank of Gould &
Dumas State Bank
Assets: $43M
1999
Lincoln Bancshares
Assets: $73M
2004
Alliance
Bancorporation, Inc.
Assets: $139M
2005 - 2008
Focused on de novo
branching
2012
Two FDIC
Acquisitions
St. Louis, MO
& Sedalia, MO
Assets: $480M
1997
First Banks of Arkansas –
Russellville & Searcy
Assets: $340M

Summary

- Pro forma total assets of $4.4 billion
- Complements our existing franchise and strengthens our position in the largest market in Arkansas
- Strategically and financially attractive combination with significant EPS accretion and exceptional IRRs
- Integration experience and existing local team in the market assures low execution risk
- Creates long-term value to our shareholders
- We remain well-positioned for future opportunities

Pro Forma Footprint


Beloit
Topeka
Kansas City
Olathe
Jefferson City
MISSOURI
Pittsburg
Springfield
Poplar Bluff
Osage
I.R.
Tulsa
Elk City
Oklahoma City
Memphis
Wichita Falls
Nashville
Plano
Garland
Fort Worth
Dallas
Shreveport
Jackson

Metropolitan National Bank
Nearby & Neighborly®

Metropolitan National Branches
SFNC Branches

SIMMONS FIRST NATIONAL CORPORATION

NASDAQ-GS: SFNC

Acquisition of Metropolitan National Bank

September 12, 2013

Metropolitan National Bank

Nearby & Neighborly®